Exhibit 99.1

Investor Contact David Martin 717.612.5628 damartin@harsco.com	Media Contact Jay Cooney 717.730.3683 jcooney@harsco.com

HARSCO ANNOUNCES COMPLETION OF CLEAN EARTH ACQUISITION

•	Accelerates Transformation to a Global Market Leader of Environmental Solutions

•	Completes Successful Financing and Increases Revolving Credit Facility

CAMP HILL, PA (June 28, 2019) - Harsco Corporation (NYSE: HSC) announced today that it has completed its previously announced acquisition of Clean Earth, Inc. (“Clean Earth”).

With the Clean Earth acquisition, Harsco gains entry into adjacent, high-margin environmental services markets with significant regulatory barriers to entry and the immediate scale and enhanced capabilities to support the Company’s customers with the processing and re-use of contaminated materials, hazardous waste and dredged materials. As one of the largest specialty waste processing companies in the U.S., Clean Earth provides processing and beneficial reuse solutions for hazardous wastes, contaminated materials and dredged volumes through its more than 27 facilities, including nine Treatment, Storage and Disposal Facilities (“TSDF’s), and portfolio of more than 200 permits. Harsco expects the impact of this transaction to be accretive to the Company’s long-term financial targets.

“We are pleased to complete this transaction, which marks a significant step in our portfolio transformation strategy into a leading provider of environmental solutions,” said Harsco Chairman and CEO Nick Grasberger. “Our entrance into specialty waste processing, combined with our previously announced intended divestiture of Harsco’s Industrial segment businesses, will reduce portfolio complexity and shift our focus to less cyclical, higher-growth and higher-margin businesses. We are confident that our shareholders and our customers will benefit from the recurring revenue streams, access to a highly-regulated growth market, cross-selling opportunities and international growth potential within the industrial waste sector provided by this acquisition.”

The Company also recently announced that it had completed a $500 million offering of 5.75% eight-year senior unsecured notes due 2027, as well as an increase and extension to its existing revolving credit facility. Under the amendments, the revolving credit commitments increased by $200 million to $700 million, with an extension to 2024. As previously announced on May 9, the Company has entered into a definitive agreement to sell its Air-X-Changers business to Chart Industries, Inc. for $592 million in cash, subject to post-closing adjustments. The Company intends to use proceeds from the divestiture of its Air-X-Changers business to pay down debt, and to continue investing in new innovation and growth opportunities. The Air-X-Changers divestiture is expected to close on July 1, 2019. As a result of these transactions, the Company is strategically well positioned with a strengthened balance sheet and increased liquidity.

About Harsco Corporation

Harsco Corporation is a global market leader providing environmental solutions for industrial and specialty waste streams, and innovative technologies for the rail and energy sectors. Based in Camp Hill, PA, the 11,000-employee company operates in more than 30 countries. Harsco’s common stock is a component of the S&P SmallCap 600 Index and the Russell 2000 Index. Additional information can be found at www.harsco.com.

Exhibit 99.1

FORWARD LOOKING STATEMENTS

This communication contains forward-looking statements based on management’s current expectations, estimates and projections. The nature of the Company’s business and the many countries in which it operates subject it to changing economic, competitive, regulatory and technological conditions, risks and uncertainties. In accordance with the “safe harbor” provisions of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, the Company provides the following cautionary remarks regarding important factors that, among others, could cause future results to differ materially from the results contemplated by forward-looking statements, including the expectations and assumptions expressed or implied herein. Forward-looking statements contained herein could include, among other things, statements about management’s confidence in and strategies for performance; expectations for new and existing products, technologies and opportunities; and expectations regarding growth, sales, cash flows, and earnings. Forward-looking statements can be identified by the use of such terms as “may,” “could,” “expect,” “anticipate,” “intend,” “believe,” “likely,” “estimate,” “outlook,” “plan” or other comparable terms.

Factors that could cause actual results, developments and business decisions to differ, perhaps materially, from those implied by forward-looking statements include, but are not limited to: (1) changes in the worldwide business environment in which we operate, including general economic conditions; (2) unforeseen business disruptions in one or more of the many countries in which we operate due to political instability, civil disobedience, armed hostilities, public health issues or other calamities; (3) the seasonal nature of our business; (4) the financial condition of our customers, including the ability of customers (especially those that may be highly leveraged and those with inadequate liquidity) to maintain their credit availability; (5) the outcome of any disputes with customers, contractors and subcontractors; (6) changes in currency exchange rates, interest rates, commodity and fuel costs and capital costs; (7) market and competitive changes, including pricing pressures, market demand and acceptance for new products, services and technologies; (8) changes in governmental laws and regulations, including environmental, occupational health and safety, tax and import tariff standards; (9) changes in the performance of equity and bond markets that could affect, among other things, the valuation of the assets in our pension plans and the accounting for pension assets, liabilities and expenses; (10) the integration of our strategic acquisitions, including the Clean Earth acquisition; (11) our ability to successfully enter into new contracts and complete new acquisitions or strategic ventures in the time-frame contemplated, or at all; (12) disruptions associated with labor disputes and increased operating costs associated with union organization; (13) failure to effectively prevent, detect or recover from breaches in our cybersecurity infrastructure; (14) our inability or failure to protect our intellectual property rights from infringement in one or more of the many countries in which we operate; (15) implementation of environmental remediation matters, particularly with regards to Clean Earth; (16) risk and uncertainty associated with intangible assets; (17) the amount and timing of repurchases of our common stock, if any; (18) the occurrence of any event, change or other circumstances that could give rise to the termination of the definitive agreements entered into for the sale of Harsco Industrial’s Air-X-Changers business (the “Asset Sale”); (19) the pendency of the acquisition and the Asset Sale could adversely affect our business, financial results and operations; (20) our actual financial position and results of operations may differ materially from the unaudited pro forma financial information included in this communication; (21) our ability to obtain or renew operating permits or license agreements of Clean Earth; (22) failure to retain key management and employees of Clean Earth and its subsidiaries; (23) risks related to our indebtedness; (24) risks related to the notes and to high yield debt securities generally; and (25) other risk factors listed in this communication and from time to time in our SEC reports. A further discussion of these, along with other potential risk factors, can be found in Part I, Item 1A, "Risk Factors," of the Company's Annual Report on Form 10-K for the year ended December 31, 2018 and in Exhibit 99.2 of the Company’s Form 8-K filed June 10, 2019 with the SEC.

We caution you that the risks, uncertainties and other factors referenced above may not contain all of the risks, uncertainties and other factors that are important to you. In addition, we cannot assure you

Exhibit 99.1

that we will realize the results, benefits or developments that we expect or anticipate or, even if substantially realized, that they will result in the consequences or affect us or our business in the way expected. There can be no assurance that (i) we have correctly measured or identified all factors affecting our business or the extent of these factors’ likely impact, (ii) the available information with respect to these factors on which such analysis is based is complete or accurate, (iii) such analysis is correct or (iv) our strategy, particularly the acquisition of Clean Earth and the Asset Sale, which is based in part on this analysis, will be successful. The factors above should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this communication. All forward-looking statements in this communication apply only as of the date of this communication or as of the date they were made, and we undertake no obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise, except as required by law.